ANNUAL REPORT, December 31, 2002

FBR FUND FOR GOVERNMENT INVESTORS

4922 Fairmont Avenue, Bethesda, Maryland 20814

800.622.1386            301.657.1510

February 4, 2003

Dear Shareholder:

The last half of 2002 continued the saga of an economy limping along. The December Producer Price Index was flat. December Retail Sales were below expectations and Industrial Production fell 0.2% in December. A weak labor market, the threat of military action in Iraq, and a three-year market decline have combined to erode consumer confidence and darken the outlook for the future. The Consumer Confidence Index now waivers around its lowest level since November 1993.

The Treasury market continues to reflect the November rate cut by the Federal Reserve and the impact of the flat to negative economic data. As investors experienced this type of economic environment, they fled to Treasuries. Treasury bond prices — which trade in the opposite direction of yields — are at historical highs. It has been 40 years since bond prices were last at these levels and we have experienced the resultant lower yields. In the fourth quarter alone there was an inflow of $18 billion into bond funds. The combination of rate cuts and demand for Treasuries has brought about a decrease in the yields we have seen in FBR Fund for Government Investors (“FGI”).

Is there any good news? Corporate profits increased in the third and fourth quarters. Leading economic indicators have turned positive. Housing and consumer spending is 67% of GDP and appears to be stable. President Bush’s tax plan includes a tax reduction on dividends at the individual level as well as on individual income taxes. Historically, this has been an economic stimulus. As such, investors begin to spend more, corporations begin to produce more, consumer confidence returns and the stock market experiences healthy growth from the return of the stock investor.

How does this impact our FGI investors? A healthy stock market, specifically one that would now encourage corporations to pay dividends, will persuade some former bond investors to turn to dividend paying stocks for total return. This reduction in the demand for bonds as well as the return to a healthy economy will put downward pressure on bond prices and upward pressure on yields.

FGI invests in short-term government securities and as such provides current income consistent with liquidity and preservation of capital. Thank you for investing in the FBR Fund for Government Investors.

Sincerely,

Betsy Piper/Bach

Chief Investment Officer

Money Management Advisers, Inc.

For more complete information about the Fund, including fees and expenses, call 800.343.3355 for a free prospectus. Investing in the Fund involves certain risks that are fully discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

FBR Fund for Government Investors

PORTFOLIO OF INVESTMENTS

December 31, 2002

Payable at Maturity	Maturity Date	Rate	Value (Note 1)

United States Treasury Bills: 5.9%
$25,000,000	January 2, 2003	1.21%	$24,999,156	*

Total United States Treasury Bills (Amortized Cost $24,999,156)			24,999,156

Federal Home Loan Bank Discount Notes and Notes: 88.2%
40,000,000	January 2, 2003	1.25	39,998,611
50,000,000	January 3, 2003	1.26	49,996,500
85,000,000	January 15, 2003	1.24-1.25	84,958,971
50,398,000	January 22, 2003	1.26-1.27	50,360,926
25,000,000	January 24, 2003	1.26	24,979,875	**
50,000,000	November 20, 2003	1.80^	50,000,000
50,000,000	December 12, 2003	1.55	50,000,000
25,000,000	March 4, 2004	1.60^	25,000,000

Total Federal Home Loan Bank Discount Notes and Notes (Amortized Cost $375,294,883)			375,294,883

Sallie Mae Notes: 5.9%
25,000,000	March 20, 2003	1.73†	25,000,000

Total Sallie Mae Notes (Amortized Cost $25,000,000)			25,000,000

Total Investments: 100.0% (Amortized Cost $425,294,039††)			425,294,039

*   Security is out on loan.

** A portion of the security is pledged as collateral for temporary borrowing.

^    Stepped coupon is a security with a predetermined schedule of interest or dividend rate changes.

†    Floating Rate Note. The coupon rate shown represents the rate at the end of the period. The due date reflects the next interest rate reset date or, when applicable, the final maturity date.

††   Same cost is used for Federal income tax purposes.

Weighted Average Maturity of Portfolio:    55 Days

See Notes to Financial Statements.

FBR Fund for Government Investors

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

ASSETS
Securities at Amortized Cost	$425,294,039

Securities at Value (Note 1)	$425,294,039
Cash Collateral for Securities Loaned (Note 4)	25,500,000
Receivable for Securities Sold	31,584,441
Receivable for Shares Sold	2,849,361
Interest Receivable	278,314
Security Lending Interest Receivable (Note 4)	250
Other Assets	159

Total Assets	485,506,564

LIABILITIES
Payable Upon Return of Securities Loaned (Note 4)	25,500,000
Investment Advisory Fee Payable (Note 2)	191,119
Administration Fee Payable (Note 2)	95,560
Distributions Payable	2,985
Loan Payable (Note 3)	590,817
Payable for Shares Redeemed	4,878,735

Total Liabilities	31,259,216

NET ASSETS	$454,247,348

Shares Outstanding	454,247,348

Net Asset Value Per Share	$1.00

See Notes to Financial Statements.

FBR Fund for Government Investors

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2002

Net Increase in Net Assets Resulting from Operations:
Interest Income (Note 1)		$8,273,147

Expenses
Investment Advisory Fee (Note 2)	2,324,451
Administrative Fee (Note 2)	1,162,357	3,486,808

Net Investment Income		$4,786,339

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended December 31,

	2002	2001
Net Increase in Net Assets Resulting from Operations and Declared as Dividends to Shareholders (Note 1)	$4,786,339	$16,483,510

From Share Transactions: (at constant net asset value of $1)
Net Proceeds from Sales of Shares	$2,381,256,464	$2,745,688,774
Reinvestment of Distributions	4,702,074	16,162,372

Total	2,385,958,538	2,761,851,146
Cost of Shares Redeemed	(2,416,393,077)	(2,832,880,563)

Total Decrease in Net Assets	(30,434,539)	(71,029,417)
Net Assets—Beginning of Year	484,681,887	555,711,304

Net Assets—End of Year	$454,247,348	$484,681,887

See Notes to Financial Statements.

FBR Fund for Government Investors

FINANCIAL HIGHLIGHTS

	For the Years Ended December 31,
	2002	2001	2000	1999	1998
Per Share Operating Performance:
Net Asset Value—Beginning of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Income from Investment Operations: Net Investment Income	0.01	0.03	0.05	0.04	0.04
Distributions to Shareholders:
From Net Investment Income	(0.01)	(0.03)	(0.05)	(0.04)	(0.04)

Net Asset Value—End of Year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Investment Return	1.03%	3.25%	5.27%	3.97%	4.34%
Ratios to Average Net Assets:
Expenses	0.75%	0.75%	0.75%	0.74%	0.74%
Net Investment Income	1.03%	3.25%	5.17%	3.90%	4.26%
Supplementary Data:
Number of Shares Outstanding at End of Year with a Net Asset Value of $1 (in thousands)	454,247	484,682	555,711	492,627	571,742

See Notes to Financial Statements.

FBR Fund for Government Investors

NOTES TO FINANCIAL STATEMENTS

December 31, 2002

1. SIGNIFICANT ACCOUNTING POLICIES

FBR Fund for Government Investors (the “Fund”), formerly Fund for Government Investors, is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and invests primarily in U.S. Government Securities. The Fund is authorized to issue an unlimited number of shares. When preparing the Fund’s financial statements, management makes estimates and assumptions to comply with accounting principles generally accepted in the United States of America. These estimates affect 1) the assets and liabilities that we report at the date of the financial statements; 2) the contingent assets and liabilities that we disclose at the date of the financial statements; and 3) the revenues and expenses that we report for the period. These estimates could be different from the actual results. The following is a summary of significant accounting policies, which the Fund consistently follows:

(a)	Investment transactions are recorded on the date the transactions are entered into (the trade date). Investments are valued at amortized cost, which approximates market value. Amortized cost is the purchase price of the security plus accumulated discount or minus amortized premium from the date of purchase.

(b)	Investment income is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities.

(c)	Net investment income is computed, and dividends are declared daily. Dividends are paid monthly and reinvested in additional shares unless shareholders request payment.

(d)	The Fund complies with the provisions of the Internal Revenue Code applicable to regulated investment companies and distributes all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment advisory and management services are provided by Money Management Advisers, Inc. (the “Adviser”), a subsidiary of FBR National Bank & Trust (the “Administrator”), under an agreement whereby the Fund pays a fee at an annual rate based on the Fund’s net assets as follows: 0.50% of the first $500 million; 0.45% of the next $250 million; 0.40% of the next $250 million; and 0.35% of the net assets that exceed $1 billion. Certain Officers and Trustees of the Fund are affiliated with the Adviser. The Adviser and the Administrator are wholly-owned subsidiaries of Friedman, Billings, Ramsey Group, Inc.

The Administrator provides custodial services, transfer agency, dividend disbursing and other shareholder services to the Fund. To cover the cost of these services, as well as other expenses of the Fund, except for interest, marketing, and extraordinary legal expenses, the Administrator receives an annual fee of 0.30% of the average daily net assets less than or equal to $100,000,000 of the Fund. For net assets over $100,000,000, the Administrator receives 0.25% of the average daily net assets.

FBR Fund for Government Investors

NOTES TO FINANCIAL STATEMENTS—(Continued)

On July 26, 2001, the Fund’s Board of Trustees approved FBR Investment Services, Inc. (“FBRIS”) (4922 Fairmont Avenue, Bethesda, Maryland 20814) as Distributor for the Fund effective September 4, 2001. FBRIS is also a wholly owned subsidiary of Friedman, Billings, Ramsey Group, Inc.

3. BORROWING AGREEMENT

The Fund has entered into an agreement with Custodial Trust Company to receive short-term borrowings to cover share redemptions. Borrowings pursuant to the credit facility are subject to interest at the 30-day LIBOR (London Interbank Offered Rate, which is the rate of interest major international banks in London charge each other for borrowings) plus 100 basis points (100 basis points=1%). This credit facility may be drawn upon for temporary purposes and is subject to certain other customary restrictions. For each short-term borrowing the Fund pledges collateral. On December 31, 2002, the fund had an outstanding loan of $590,817, at an annualized interest rate of 2.38%.

4. SECURITIES LENDING

The Fund may lend securities to certain qualified brokers who pay the Fund negotiated lender fees. These fees are included in interest income. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of delay of the loaned securities in recovery or even loss of rights in the collateral, should the borrower of the securities fail financially. On December 31, 2002, the Fund loaned securities having a market value of $24,999,156 collateralized by cash in the amount of $25,500,000. The cash collateral was invested in a short-term instrument.

5. TAX COMPONENTS OF CAPITAL AND DISTRIBUTIONS TO SHAREHOLDERS

	Ordinary Income
	Dollar Amount	Per share Amount
For the Year Ended December 31, 2002	$4,786,339	$0.01029462
For the Year Ended December 31, 2001	16,483,510	0.03198988

At December 31, 2002, there were no distributable earnings, and therefore, no difference between book and tax basis.

FBR Fund for Government Investors

INDEPENDENT AUDITORS’ REPORT

To the Shareholders and Board of Trustees of

FBR Fund for Government Investors:

We have audited the accompanying statement of assets and liabilities including the portfolio of investments of FBR Fund for Government Investors (the Fund) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FBR Fund for Government Investors as of December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte &Touche LLP

Baltimore, MD

January 23, 2003

FBR FUND FOR GOVERNMENT INVESTORS

SUPPLEMENTAL INFORMATION

(unaudited)

Information pertaining to the Trustees and Officers of the Fund is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 800.343.3355.

Name, Age Address Position with Trust	Term of Office and Tenure	No. of Funds in Complex Overseen	Principal Occupation(s) during past 5 years	Other Trusteeships/ Directorships by Trustee

Webb C. Hayes, IV*, 54 1001 19th Street North Arlington, VA 22209 Chairman, President, Treasurer and Trustee	Chairman, President, Treasurer and Trustee since 2001	5

Senior Managing Director and head of the Private Client Group, Friedman, Billings, Ramsey & Co., Inc. since 1999. Vice Chairman, United Bank 1997-1999. President and CEO, George Mason Bank, NA 1995-1997.

				Chairman and Director of FBR National Bank & Trust

Mitchell A. Johnson, 60 4922 Fairmont Avenue Bethesda, MD 20814 Trustee	Trustee since 2001	5	President, MAJ Capital Management Inc. since 1994.	None

Michael A. Willner, 46 4922 Fairmont Avenue Bethesda, MD 20814 Trustee	Trustee since 2000	12	CEO AlphaGrip, Inc. since 2001; President, News Traders, Inc., 1996-2000.	None

F. David Fowler, 69 4922 Fairmont Avenue Bethesda, MD 20814 Trustee	Trustee since 2000	12	Retired, 1997; Dean, The George Washington University School of Business and Public Management, 1992-1997.	MicroStrategy

Louis T. Donatelli, 69 4922 Fairmont Avenue Bethesda, MD 20814 Trustee	Trustee since 2000	12	Chairman, Donatelli and Klein, Inc. since 2001; President 1973-2001. Chairman, First Potomac Realty Investment Trust since 1997.	None

Susan L. Silva*, 35, 4922 Fairmont Avenue Bethesda, MD 20814 Vice President and Controller	Vice President and Controller since 2002	12	Vice President, FBR National Bank & Trust since 2002. Manager, Fund Accounting, FBR National Bank & Trust, since 2000. Manager, Fund Accounting, Legg Mason Wood Walker 1996-1999.	None

Dennis D. Delaney*, 32 4922 Fairmont Avenue Bethesda, MD 20814 Secretary	Secretary since 2002	12	Employee, FBR National Bank & Trust since 2002; Fund Administration Supervisor/Senior Fund Accountant, Rydex Fund Services, Inc., 2000-2002; Trading Support Analyst, Koch Industries, 1997-2000.	None

*Interested person

Each Trustee will hold office until the Fund’s next special meeting of shareholders and until their successors have been duly elected and qualified or until their earlier resignation or removal.

FBR FUNDS

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

800.622.1386

www.fbr.com/funds/

Investment Adviser

MONEY MANAGEMENT ADVISERS, INC.

1001 NINETEENTH STREET NORTH

ARLINGTON, VIRGINIA 22209

Distributor

FBR INVESTMENT SERVICES, INC.

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

Administrator, Custodian, and Transfer Agent

FBR NATIONAL BANK & TRUST

4922 FAIRMONT AVENUE

BETHESDA, MARYLAND 20814

Independent Public Accountants

DELOITTE & TOUCHE, LLP

100 SOUTH CHARLES STREET

BALTIMORE, MARYLAND 21201

This report is not authorized

for distribution to prospective

investors unless it is preceded or

accompanied by a current prospectus.

FRIEDMAN BILLINGS RAMSEY

FBR Fund for Government Investors

Annual Report

December 31, 2002